United States
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011

OSIRIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32966	71-0881115
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545 - 1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Osiris Therapeutics, Inc. held its Annual Meeting of Stockholders on May 26, 2011.  Of the 32,819,020 shares of common stock outstanding as of the record date of the Annual Meeting, 24,065,849 shares, or 73.3% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy.  Five proposals were submitted to the stockholders and approved at the Annual Meeting.  The proposals are described in detail in our previously filed Proxy Statement for the Annual Meeting.  The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter, both in person and by proxy.

Election of Directors.  Each of Drs. Felix Gutzwiller and C. Randal Mills were elected to serve as a member of the board of directors for a term expiring at the Annual Meeting of Stockholders to be held in 2014 and until his successor is duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Felix Gutzwiller, M.D., Dr.P.H.	20,704,835	147,019	3,213,995
C. Randal Mills, Ph.D.	20,766,604	85,250	3,213,995

The term of office of each of Jay M. Moyes, Gregory H. Barnhill and Peter Friedli continued following the meeting.

Extension Until May 24, 2015 of the Expiration Date of a Warrant Held by the Chairman of our Board of Directors. The stockholders voted to approve the proposal presented by the board of directors to extend until May 24, 2015 the expiration date of a warrant held by the Chairman of our Board of Directors, Mr. Peter Friedli, as follows:

FOR	19,353,567
AGAINST	1,468,127
ABSTAIN	30,160
Broker Non-Votes	3,213,995

Ratify Independent Registered Public Accountants.  The appointment of Grant Thornton LLP, independent registered public accountants, to act as our independent auditors for the fiscal year ending December 31, 2011 was ratified, as follows:

FOR	23,946,494
AGAINST	49,318
ABSTAIN	70,037

Non-binding Advisory Vote Approving the Compensation Paid to our Named Executive Officers.  The stockholders voted to approve, on an advisory (non-binding) basis the compensation paid to our named executive officers as described in the Company’s Proxy Statement for the 2011 Annual Meeting of Stockholders pursuant to the compensation rules of the Securities and Exchange Commission under “Executive Compensation,” including the Compensation Discussion and Analysis, the compensation tables and other related tables and disclosures contained therein, as follows:

FOR	20,785,281
AGAINST	47,235
ABSTAIN	19,338
Broker Non-Votes	3,213,995

Non-binding Advisory Recommendation of Frequency of Executive Compensation Votes. The stockholders voted to recommend that advisory (non-binding) votes on the compensation paid to our named executive officers should be put forth to stockholders every three years, as follows:

1-YEAR	4,624,340
2-YEARS	37,840
3-YEARS	16,173,630
ABSTAIN	16,044
Broker Non-Votes	3,213,995

In accordance with the stockholder voting results, in which every “Three Years” received the highest number of votes cast on the frequency proposal, and the Board of Directors’ recommendation in the Proxy Statement for the 2011 Annual Meeting, our Board of Directors determined subsequent to the Annual Meeting that future stockholder advisory (non-binding) votes on executive compensation will occur every three years.  Accordingly, the next stockholder advisory (non-binding) vote on executive compensation will be held at the 2014 Annual Meeting of Stockholders.  The next required stockholder advisory (non-binding) vote regarding the frequency interval will be held in six years at the 2017 Annual Meeting of Stockholders.

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based.  Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.  Risks and that could cause actual results to differ materially from those anticipated in forward-looking statements, include the factors described in the sections entitled “Risk Factors” in our Annual Report on Form 10-K filed with the United States Securities and Exchange. You should not unduly rely on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Dated: May 31, 2011	By:	/s/ PHILIP R. JACOBY, JR.
Philip R. Jacoby, Jr.
Chief Financial Officer and Corporate Secretary